EXHIBIT 10.1

Execution Version

Seventh Amendment
to the
Credit Agreement

and

First Amendment
to the
Pledge and Security Agreements

dated as of November 9, 2017
among
Energen Corporation,
as Borrower,
Wells Fargo Bank, National Association,
as Administrative Agent,
The Guarantor Signatory Hereto,
and
The Lenders Signatory Hereto

Seventh Amendment to Credit Agreement and
First Amendment to Pledge and Security Agreements

This Seventh Amendment to the Credit Agreement and First Amendment to the Pledge and Security Agreements (this “Amendment”), dated as of November 9, 2017 (the “Amendment Effective Date”), is among Energen Corporation, a corporation formed under the laws of the State of Alabama (“Borrower”); the undersigned guarantor (the “Guarantor”, and together with Borrower, the “Credit Parties”); each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).
Recitals
A.    Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 2, 2014 (as heretofore amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.
B.    Borrower and Administrative Agent are parties to that certain Pledge and Security Agreement dated as of September 2, 2014 (as heretofore amended, modified, supplemented or restated, the “Borrower Pledge and Security Agreement”) and the Guarantor and Administrative Agent are parties to that certain Pledge and Security Agreement dated as of September 2, 2014 (as heretofore amended, modified, supplemented or restated, the “Guarantor Pledge and Security Agreement”, and together with the Borrower Pledge and Security Agreement, the “Pledge and Security Agreements”).
C.    The parties hereto desire to enter into this Amendment to amend the Credit Agreement and the Pledge and Security Agreements as set forth herein.
D.    The Lenders party hereto also desire to complete the October 1, 2017 Scheduled Redetermination as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Amendment refer to the Credit Agreement.

Section 2.Amendments to the Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement is hereby amended, effective as of the Amendment Effective Date, as follows:

2.1Amendments to Section 1.02.

(a)Each of the following definitions set forth in Section 1.02 is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean, for any day, with respect to any ABR Loan, LIBOR Market Index Rate Loan or Eurodollar Loan, as the case may be, or the Commitment Fee Rate, the rate per annum set forth in the grid below based upon the Borrowing Base Utilization Percentage in effect on such day:

Borrowing Base Utilization Grid
	Level 1	Level 2	Level 3	Level 4	Level 5
Borrowing Base	>25%	>25%	>50%	>75%	>90%
Utilization Percentage		≤50%	≤75%	≤90%
Eurodollar Loans and LIBOR Market Index Rate Loans	1.25%	1.50%	1.75%	2.00%	2.25%
ABR Loans	0.25%	0.50%	0.75%	1.00%	1.25%
Commitment Fee Rate	0.30%	0.30%	0.35%	0.40%	0.45%

Each change in the Applicable Margin and the Commitment Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided that, with respect to the Borrowing Base Utilization Grid, if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a) and such failure continues for more than ten (10) Business Days from the date when such Reserve Report is due, then the “Applicable Margin” means the rate per annum set forth in Level 5 of the Borrowing Base Utilization Grid until such Reserve Report is delivered.
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower or (b) the occurrence of a “change of control” (or any similar event) under any document or instrument governing the Existing Senior Notes or under any Senior Notes Indenture, provided that the occurrence of such “change of control” (or any similar event) shall not constitute a ‘Change in Control’ hereunder so long as the Borrower is permitted to make a prepayment or Redemption of such Existing Senior Notes or Senior Notes under any Senior Notes Indenture pursuant to Section 9.19(a)(i)(B).
“Loan Limit” shall mean the least of (i) the Maximum Aggregate Amount, (ii) the Aggregate Commitment and (iii) the Borrowing Base at such time.

(b)Each of the following definitions is added to Section 1.02 in the appropriate alphabetical order:

“Commodity Account” has the meaning set forth in each Security Agreement.
“Control Agreement” has the meaning set forth in each Security Agreement.
“De Minimis Accounts” has the meaning set forth in each Security Agreement.
“Deposit Account” has the meaning set forth in each Security Agreement.
“Excluded Accounts” has the meaning set forth in each Security Agreement.
“Securities Account” has the meaning set forth in each Security Agreement.
“Seventh Amendment Effective Date” shall mean November 9, 2017.
(c)The following definition set forth in Section 1.02 is hereby deleted in its entirety: “Investment Grade Period”.

2.2Amendment to Section 2.06(a). Section 2.06(a) is hereby amended by deleting the parenthetical reading “(except due to an Investment Grade Period)”.

2.3Amendment to Section 2.07(e). Section 2.07(e) is hereby amended by replacing the reference to “October 1, 2017” appearing in clause (y) of the third sentence of Section 2.07(e), with “April 1, 2018”.

2.4Amendment to Section 2.07(i). Section 2.07(i) is hereby deleted in its entirety.

2.5Amendments to Section 2.10(a).

(a)The first paragraph to Section 2.10(a) is hereby amended and restated in its entirety to read as follows:

(a)    If the Borrowing Base exceeds the Aggregate Commitment, the Borrower may, by written notice to the Administrative Agent, request one or more increases in the Aggregate Commitment (an “Incremental Commitment”); provided that (1) no Incremental Commitment shall exceed an amount equal to the Borrowing Base at the time of such request minus the Aggregate Commitment (prior to giving effect to such Incremental Commitment) at such time, (2) no such Incremental Commitment shall be permitted if after giving effect thereto, the Aggregate Commitment would exceed the Maximum Aggregate Amount, and (3) the total amount of each Incremental Commitment shall be in a minimum principal amount of $10,000,000 (unless prior to giving effect to such increase, the Borrowing

Base exceeds the Aggregate Commitment by less than $10,000,000 and after giving effect to such increase, the Aggregate Commitment will equal the Borrowing Base). Each such notice shall specify the date (each, an “Increase Date”) on which the Borrower proposes that any Incremental Commitment shall be effective, which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to Administrative Agent. The Borrower may invite (x) any Lender, any Affiliate of any Lender and/or any Approved Fund (an “Increase Lender”), and/or (y) any other Person (other than an Affiliate of the Borrower) reasonably satisfactory to the Administrative Agent, the Issuing Bank and the Swingline Lender to provide an Incremental Commitment (any such Person, an “Additional Lender”). Any Increase Lender or any Additional Lender offered or approached to provide all or a portion of any Incremental Commitment may elect or decline, in its sole discretion, to provide such Incremental Commitment. Any Incremental Commitment shall become effective as of such Increase Date; provided that:
(b)Section 2.10(a)(i) is hereby amended by deleting the phrase reading “, during any period that is not an Investment Grade Period,”.

2.6Amendments to Section 3.04(c).

(a)Section 3.04(c)(ii) is hereby amended by deleting the final sentence of such section in its entirety.

(b)Section 3.04(c)(iii) is hereby amended by deleting the final sentence of such section in its entirety.

(c)Section 3.04(c)(iv) is hereby amended by deleting the final sentence of such section in its entirety.

2.7Amendment to Section 6.02(a). Section 6.02(a) is hereby amended by deleting the phrase reading “at any time that is not an Investment Grade Period,”.

2.8Amendment to Section 8.01(m). Section 8.01(m) is hereby amended by deleting the phrase reading “during a non-Investment Grade Period”.

2.9Amendment to Section 8.11(d). Section 8.11(d) is hereby deleted in its entirety.

2.10Amendment to Section 8.12. Section 8.12 is hereby amended by deleting the lead-in reading “At any time that is not an Investment Grade Period:”.

2.11Amendment to Section 8.13(a). Section 8.13(a) is hereby amended by deleting the phrase reading “At any time that is not an Investment Grade Period,” and capitalizing the “in” that immediately follows such deleted phrase.

2.12Amendment to Section 8.13(b). Section 8.13(b) is hereby amended by deleting the phrase reading “at any time that is not an Investment Grade Period,” from clause (B) in the second sentence of such section.

2.13Amendment to Section 8.13(c). Section 8.13(c) is hereby amended by deleting the phrase reading “At any time that is not an Investment Grade Period,” and capitalizing the “the” that immediately follows such deleted phrase.

2.14Amendment to Section 8.13(d). Section 8.13(d) is hereby amended and restated in its entirety to read as follows:

(d)    [Reserved].
2.15Amendment to Article VIII. Article VIII is hereby amended by adding a new Section 8.17 to read as follows:

Section 8.17    Deposit Accounts; Commodity Accounts and Securities Accounts.
(a)    Subject to clause (b) below, the Credit Parties will cause each of their respective Deposit Accounts, Commodity Accounts and Securities Accounts (other than De Minimis Accounts and the Excluded Accounts) to at all times be subject to a Control Agreement in accordance with and to the extent required by the Security Agreements.
(b)    The Credit Parties shall, no later than the date that is ninety (90) days after the Seventh Amendment Effective Date (or such later time as the Administrative Agent may agree in its sole discretion), deliver to the Administrative Agent duly executed Control Agreements with respect to each Deposit Account, Commodity Account and Securities Account (other than De Minimis Accounts and the Excluded Accounts) in existence on the Seventh Amendment Effective Date.
2.16Amendment to Section 9.01(c). Section 9.01(c) is hereby deleted in its entirety.

2.17Amendment to Section 9.02(m)(iii). Section 9.02(m)(iii) is hereby amended by deleting the phrase reading “if such day is not in an Investment Grade Period,”.

2.18Amendment to Section 9.11(a)(iv).

(a)Clauses (C) and (D) of Section 9.11(a)(iv) are hereby amended by deleting each instance of the phrase reading “if not in an Investment Grade Period,”.

(b)Clause (E) of Section 9.11(a)(iv) is hereby amended by deleting the phrase reading “, if not in an Investment Grade Period,”.

2.19Amendment to Section 9.12(d)(iv). Section 9.12(d)(iv) is hereby amended by deleting the phrase reading “, during a non-Investment Grade Period,”.

2.20Amendment to Section 9.12(j). Section 9.12(j) is hereby amended and restated in its entirety to read as follows:

(j)    [Reserved].
2.21Amendment to Section 9.19(a)(i). Section 9.19(a)(i) is hereby amended by amending and restating the proviso therein to read as follows:

provided that the Borrower may prepay or otherwise Redeem the Existing Senior Notes or Senior Notes in whole or in part (A) with the net cash proceeds of (1) any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower, (2) any Permitted Refinancing of the Existing Senior Notes or Senior Notes or (3) any combination thereof or (B) so long as (1) no Default or Event of Default then exists or would result therefrom, (2) no Borrowing Base Deficiency then exists, (3) Liquidity is not less than 20% of the then effective Loan Limit (on a pro forma basis after giving effect to such prepayment or Redemption) and (4) the Borrower shall be in pro forma compliance with ratio of Total Debt to EBITDAX of no greater than 3.00 to 1.00 both before and after giving effect to such prepayment or Redemption,
2.22Amendment to Section 11.10(c). Section 11.10(c) is hereby amended and restated in its entirety to read as follows:

(c)    to release all Liens on the collateral and other property and all obligations under any Security Instruments upon termination of all Commitments and payment in full of all Indebtedness (other than any contingent obligations or indemnification obligations not then due) and the expiration or termination of all Letters of Credit (other than Letters of Credit that have been cash collateralized in a manner satisfactory to the Administrative Agent and the Issuing Bank);
2.23Amendment to Section 12.18. Section 12.18 is hereby amended and restated in its entirety to read as follows:

Section 12.18    [Reserved].
Section 3.Amendments to the Borrower Pledge and Security Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Borrower Pledge and Security Agreement is hereby amended, effective as of the Amendment Effective Date, as follows:

3.1Amendment to Section 4.13. Section 4.13 of the Borrower Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

4.13    Control Agreements. Subject to Section 8.17(b) of the Credit Agreement, with respect to each Deposit Account, Securities Account and Commodity Account, in each case, constituting Collateral (other than De Minimis Accounts and the Excluded Accounts), that the Grantor at any time maintains, the Grantor will, at the time of the opening of such Deposit Account, Securities Account or Commodity Account (other than De Minimis Accounts and the Excluded Accounts) or at the time such Deposit Account, Securities Account or Commodity Account ceases to be a De Minimis Account or an Excluded Account, pursuant to a Control Agreement in form and substance reasonably satisfactory to the Administrative Agent, cause the depository bank that maintains such Deposit Account, securities intermediary that maintains such Securities Account, or commodities intermediary that maintains such Commodity Account, as applicable, to agree to comply at any time with instructions from the Administrative Agent to such depository bank, securities intermediary or commodities intermediary directing the disposition of funds from time to time credited to such Deposit Account, Securities Account or Commodity Account, without further consent of the Grantor, or take such other action as the Administrative Agent may reasonably request in order to perfect the Administrative Agent’s security interest in such Deposit Account, Securities Account or Commodity Account. Notwithstanding anything to the contrary in this Security Agreement, the Credit Agreement or any Control Agreement, unless an Event of Default has occurred and is continuing, the Administrative Agent agrees with the Grantor that the Administrative Agent shall not give any instructions, directions or Entitlement Orders, as applicable, directing the disposition of funds, Financial Assets or Commodity Contracts, as applicable, from time to time credited to or carried in any Deposit Account, Securities Account or Commodity Account subject, in each case, to a Control Agreement (other than a notice by the Administrative Agent that its activation of sole control has ceased and that the Grantor shall be entitled once again to control and direct the disposition of funds in such account until future notice by the Administrative Agent pursuant to the provision of such Control Agreement), and shall not withhold any withdrawal rights or dealing rights from the Grantor with respect to any funds, Financial Assets or Commodity Contracts, as applicable, from time to time credited to or carried in any Deposit Account, Securities Account or Commodity Account subject, in each case, to a Control Agreement.
3.2Amendment to Section 8.13(a). Section 8.13(a) of the Borrower Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

(a)    This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Indebtedness outstanding) until the following shall have occurred (such occurrence being the “Termination Date”): all of the Indebtedness has been paid in full (other than any contingent obligations not then due and indemnification obligations not then due), all of the Letters of Credit have expired or terminated (other than Letters of Credit that have been cash collateralized in a manner satisfactory to the Administrative Agent and the Issuing Bank) and all of the Commitments have been terminated. Upon the occurrence of the Termination Date, the Administrative Agent shall forthwith cause the satisfaction, discharge and termination of this Security Agreement and the Liens granted hereunder (subject to Section 8.9 above) and shall prepare and record any and all termination statements as may be appropriate to terminate all financing statements and other filings made in connection with the Liens granted hereunder.
Section 4.Amendments to the Guarantor Pledge and Security Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Guarantor Pledge and Security Agreement is hereby amended, effective as of the Amendment Effective Date, as follows:

4.1Amendment to Section 4.13. Section 4.13 of the Guarantor Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

4.13    Control Agreements. Subject to Section 8.17(b) of the Credit Agreement, with respect to each Deposit Account, Securities Account and Commodity Account (other than De Minimis Accounts and the Excluded Accounts) that such Grantor at any time maintains, such Grantor will, at the time of the opening of such Deposit Account, Securities Account or Commodity Account (other than De Minimis Accounts and the Excluded Accounts) or at the time such Deposit Account, Securities Account or Commodity Account ceases to be a De Minimis Account or an Excluded Account, pursuant to a Control Agreement in form and substance reasonably satisfactory to the Administrative Agent, cause the depository bank that maintains such Deposit Account, securities intermediary that maintains such Securities Account, or commodities intermediary that maintains such Commodity Account, as applicable, to agree to comply at any time with instructions from the Administrative Agent to such depository bank, securities intermediary or commodities intermediary directing the disposition of funds from time to time credited to such Deposit Account, Securities Account or Commodity Account, without further consent of such Grantor, or take such other action as the Administrative Agent may reasonably request in order to perfect the Administrative Agent’s security interest in such Deposit Account, Securities Account or Commodity Account. Notwithstanding anything to the contrary in this Security Agreement, the Credit Agreement or any Control Agreement, unless an Event of Default has occurred and is continuing, the Administrative Agent agrees with each Grantor that the Administrative Agent shall not give any instructions, directions or Entitlement Orders, as applicable, directing the disposition of funds, Financial Assets or Commodity Contracts, as applicable, from time to time credited to or carried in any Deposit Account, Securities Account or Commodity Account subject, in each case, to a Control Agreement (other than a notice by the Administrative Agent that its activation of sole control has ceased and that such Grantor shall be entitled once again to control and direct the disposition of funds in such account until future notice by the Administrative Agent pursuant to the provision of such Control Agreement), and shall not withhold any withdrawal rights or dealing rights from such Grantor with respect to any funds, Financial Assets or Commodity Contracts, as applicable, from time to time credited to or carried in any Deposit Account, Securities Account or Commodity Account subject, in each case, to a Control Agreement.
4.2Amendment to Section 8.13(a). Section 8.13(a) of the Guarantor Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

(a)    This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Indebtedness outstanding) until the following shall have occurred (such occurrence being the “Termination Date”): all of the Indebtedness has been paid in full (other than any contingent obligations not then due and indemnification obligations not then due), all of the Letters of Credit have expired or terminated (other than Letters of Credit that have been cash collateralized in a manner satisfactory to the Administrative Agent and the Issuing Bank) and all of the Commitments have been terminated. Upon the occurrence of the Termination Date, the Administrative Agent shall forthwith cause the satisfaction, discharge and termination of this Security Agreement and the Liens granted hereunder (subject to Section 8.9 above) and shall prepare and record any and all termination statements as may be appropriate to terminate all financing statements and other filings made in connection with the Liens granted hereunder.
Section 5.Borrowing Base Redetermination. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, Administrative Agent and the Lenders hereby agree that for the period from and including the Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be increased to $1,700,000,000 (the “October 2017 Redetermination”). Administrative Agent, the Lenders and Borrower agree that the foregoing constitutes the October 1, 2017 Scheduled Redetermination and that this Amendment shall constitute the New Borrowing Base Notice with respect to such Scheduled Redetermination. Notwithstanding the foregoing, the Borrowing Base may be subject to further redeterminations and adjustments from time to time pursuant to Section 2.07 or Section 8.12(c). The Aggregate Commitment shall remain equal to $1,050,000,000.

Section 6.Conditions Precedent. The effectiveness of this Amendment is subject to the following:

6.1Administrative Agent shall have received counterparts of this Amendment from the Credit Parties and all Lenders.

6.2Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Administrative Agent shall notify Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

Section 7.Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, the representations and warranties of Borrower and Guarantor set forth in each Loan Document are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such specified earlier date and (b) that as of the date hereof, no Default or Event of Default has occurred and is continuing or would result from this Amendment.

Section 8.Miscellaneous.

8.1Confirmation and Effect. The provisions of the Credit Agreement, the Borrower Pledge and Security Agreement and the Guarantor Pledge and Security Agreement (each as amended by this Amendment) shall remain in full force and effect in accordance with their respective terms following the effectiveness of this Amendment. Each reference in the Credit Agreement, the Borrower Pledge and Security Agreement and the Guarantor Pledge and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, the Borrower Pledge and Security Agreement and the Guarantor Pledge and Security Agreement, as applicable, each as amended hereby, and each reference to the Credit Agreement, the Borrower Pledge and Security Agreement and the Guarantor Pledge and Security Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, the Borrower Pledge and Security Agreement and the Guarantor Pledge and Security Agreement, as applicable, each as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party (in each case, as amended hereby), and (d) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Amendment.

8.3Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic

(e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

8.4No Oral Agreement. This written Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

8.5Governing Law. This Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

8.6Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.7Loan Document. This Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.
BORROWER:         ENERGEN CORPORATION

By:    /S/ CHARLES W. PORTER, JR.
Name:    Charles W. Porter, Jr.

Title:	Vice President, Chief Financial Officer and Treasurer

GUARANTOR:                ENERGEN RESOURCES CORPORATION

By:    /S/ CHARLES W. PORTER, JR.
Name:    Charles W. Porter, Jr.

Title:	Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and Lender

By:    /S/ COURTNEY KUBESCH
Name:    Courtney Kubesch
Title:    Director

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

SYNDICATION AGENT:	BANK OF AMERICA, N.A.,
as Syndication Agent and Lender

By:    /S/ RONALD E. MCKAIG
Name:    Ronald E. McKaig
Title:    Managing Director

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	COMPASS BANK,
as Co-Documentation Agent and Lender

By:    /S/ GABRIELA AZCARATE
Name:    Gabriela Azcarate
Title:    Vice President

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A.,
as Co-Documentation Agent and Lender

By:    /S/ JO LINDA PAPADAKIS
Name:    Jo Linda Papadakis
Title:    Authorized Officer

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

CO-DOCUMENTATION AGENT:	REGIONS BANK,
as Co-Documentation Agent and Lender

By:    /S/ WILLIAM A. PHILIPP
Name:    William A. Philipp
Title:    Managing Director

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

LENDERS:	ABN AMRO CAPITAL USA LLC,
as Lender

By:    /S/ KELLY HALL
Name:    Kelly Hall
Title:    Director

By:    /S/ DARRELL HOLLEY
Name:    Darrell Holley
Title:    Managing Director

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

CIBC Inc.,
as Lender

By:    /S/ TRUDY NELSON
Name:    Trudy Nelson
Title:    Authorized Signatory

By:    /S/ DONOVAN BROUSSARD
Name:    Donovan Broussard
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

MIZUHO BANK, LTD.,
as Lender

By:    /S/ LEON MO
Name:    Leon Mo
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:    /S/ DANIEL WINTERS
Name:    Daniel Winters
Title:    Assistant Vice President

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:    /S/ JAMES D. WEINSTEIN
Name:    James D. Weinstein
Title:    Managing Director

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:    /S/ NICHOLAS T. HANFORD
Name:    Nicholas T. Hanford
Title:    Vice President

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:    /S/ KELLY GRAHAM
Name:    Kelly Graham
Title:    Vice President

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

BMO HARRIS BANK N. A.,
as Lender

By:    /S/ MATTHEW DAVIS
Name:    Matthew Davis
Title:    Vice President

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

DNB CAPITAL LLC,
as Lender

By:    /S/ KELTON GLASSCOCK
Name:    Kelton Glasscock
Title:    Senior Vice President

By:    /S/ ROBERT DUPREE
Name:    Robert Dupree
Title:    Senior Vice President

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

ROYAL BANK OF CANADA,
as Lender

By:    /S/ KRISTAN SPIVEY
Name:    Kristan Spivey
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

THE TORONTO DOMINION (NEW YORK) LLC,
as Lender

By:    /S/ ANNIE DORVAL
Name:    Annie Dorval
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

BOKF, NA DBA BANK OF OKLAHOMA,
as Lender

By:    /S/ JOHN KRENGER
Name:    John Krenger
Title:    Vice President

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:    /S/ TAMMY OLDENBURG
Name:    Tammy Oldenburg
Title:    Authorized Signatory

By:    /S/ SZYMON ORDYS
Name:    Szymon Ordys
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

FIFTH THIRD BANK,
as Lender

By:    /S/ LARRY HAYES
Name:    Larry Hayes
Title:    Director

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

SYNOVUS BANK,
as Lender

By:    /S/ JOSEPH B. KEENER
Name:    Joseph B. Keener
Title:    Senior Vice President

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

BARCLAYS BANK PLC,
as Lender

By:    /S/ SYDNEY G. DENNIS
Name:    Sydney G. Dennis
Title:    Director

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]

MORGAN STANLEY BANK, N. A.,
as Lender

By:    /S/ MATTHEW MEYERS
Name:    Matthew Meyers
Title:    Authorized Signatory

[SIGNATURE PAGE]
[SEVENTH AMENDMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENTS]
[ENERGEN CORPORATION]